EXHIBIT 10.1

                   AMENDED AND RESTATED 1999 STOCK OPTION PLAN
                                       OF
                           ALPHA INNOTECH CORPORATION

         1.       PURPOSES OF THE PLAN

                  The purposes of the Amended and Restated 1999 Stock Option Plan (the "PLAN") of Alpha Innotech Corporation, a California corporation (the "COMPANY"), are to:

                  (a)      Encourage   selected    employees,    directors   and
consultants to improve operations and increase profits of the Company;

                  (b)      Encourage   selected    employees,    directors   and
consultants to accept or continue employment or association with the Company or its Affiliates; and

                  (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock (the "COMMON STOCK") of Xtrana, Inc. ("XTRANA"), which acquired the Company on October 3, 2005.

                  Options granted under this Plan ("OPTIONS") may be "incentive stock options" ("ISOS") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"), or "nonqualified options" ("NQOS").

         2.       ELIGIBLE PERSONS

                  Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or nonemployee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "AFFILIATE" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "EMPLOYEE" includes an officer or director who is an employee of the Company. The term "CONSULTANT" includes persons employed by, or otherwise affiliated with, a consulting firm.


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         3.       STOCK SUBJECT TO THIS PLAN

                  Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under options granted pursuant to this Plan and the total number of shares provided for issuance under this Plan shall be 3,800,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan. Any shares of Common Stock which are retained by Xtrana upon exercise of an Option to satisfy the exercise price of an Option or any withholding taxes due with respect to such exercise shall continue to be available for future issuance under the Plan.

         4.       ADMINISTRATION

                  4.1 GENERAL. This Plan shall be administered by the Board of Directors of Xtrana(the "BOARD") or, either in its entirety or only insofar as required pursuant to Section 4.2 hereof, by a committee (the "COMMITTEE") of at least two Board members to which administration of the Plan, or of part of the Plan, is delegated (in either case, the "ADMINISTRATOR").

                  4.2 PUBLIC COMPANY. From and after such time as Xtrana registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and to the extent permitted by any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted ("APPLICABLE LAWS"), the Committee shall consist of Board members who are "Non-Employee Directors" as defined under Rule 16b-3 promulgated by the Securities and Exchange Commission or any successor rule thereto ("RULE 16B-3").

                  4.3 AUTHORITY OF ADMINISTRATOR. Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons (each an "OPTIONEE") to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the Optionee, to modify or amend any Option; (ix) to accelerate or to defer (with the consent of the Optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. To the extent permitted by Applicable Laws, the Administrator may delegate


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nondiscretionary  administrative  duties  to such  employees  of  Xtrana  or the
Company as it deems proper.

                  4.4 INTERPRETATION BY ADMINISTRATOR. All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

                  4.5      RULE  16B-3.  With  respect  to  persons  subject  to
Section  16 of the  Exchange  Act,  if any,  transactions  under  this  Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under Section 16 of the Exchange Act.

         5.       GRANTING OF OPTIONS; OPTION AGREEMENT

                  5.1 TERMINATION OF PLAN. No options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board.

                  5.2 STOCK OPTION AGREEMENT. Each Option shall be evidenced by a written stock option agreement (the "OPTION AGREEMENT"), in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the Optionee, or both, to execute the Option Agreement shall not invalidate the granting of an Option, although the exercise of each option shall be subject to
Section 6.1.3.

                  5.3 TYPE OF OPTION. The Option Agreement shall specify whether each Option it evidences is an NQO or an ISO.

                  5.4 EARLY APPROVAL OF GRANTS. Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, with such grant to specify whether it is effective immediately or effective only on such person becoming an employee, director or consultant.


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         6.       TERMS AND CONDITIONS OF OPTIONS

                  Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in
Section 6.3. ISOs shall also be subject to the terms and conditions set forth in
Section 6.3, but not those set forth in Section 6.2.

                  6.1      TERMS  AND   CONDITIONS  TO  WHICH  ALL  OPTIONS  ARE
SUBJECT. Options granted under this Plan shall be subject to the following terms and conditions:

                           6.1.1    CHANGES  IN  CAPITAL  STRUCTURE.  Subject to
Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its absolute discretion.

                           6.1.2    CORPORATE TRANSACTIONS.

                                    (a)      DISSOLUTION OR LIQUIDATION.  In the
event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action.

                                    (b)      MERGER OR ASSET SALE.  In the event
of (i) a sale or other disposition of all or substantially all of the assets of the Company, or (ii) a merger, consolidation, reorganization, sale or similar transaction or series of related transactions in which the holders of the Company's outstanding shares immediately before such transaction or series of transactions do not, immediately after such transaction or series of transactions, retain stock representing a majority of the voting power of the surviving entity (any such event being referred to as "CHANGE OF CONTROL"):

                                             (i)      OPTIONS. Each Option shall
be assumed or an equivalent option substituted by the successor entity (including as a "successor" any purchaser of substantially all of the assets of the Company) or a parent or subsidiary of the successor entity. In the event that the successor does not assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to 100% of the shares of Common Stock covered by the Option, including shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution


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in the event of a merger, sale of assets or other transaction, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of at least 15 days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, sale of assets, or other transaction, the Option confers the right to purchase or receive, for each share of Common Stock subject to the Option immediately prior to the merger, sale of assets, or other transaction, the consideration (whether stock, cash, or other securities or property) received in such transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received was not solely common stock of the successor entity or its parent entity, the Option shall also be deemed assumed if the Administrator, with the consent of the successor corporation, provides for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject to the Option, to be solely common stock of the successor entity or its parent entity equal in fair market value to the per share consideration received by holders of Common Stock in the merger, sale of assets or other transaction.

                                             (ii)        SHARES SUBJECT TO RIGHT
OF REPURCHASE. Any Options or shares subject to a right of repurchase of the Company shall be exchanged for the consideration (whether stock, cash, or other securities or property) received in the merger, asset sale or other transaction by the holders of the Company's Common Stock for each share held on the effective date of the transaction, as described in the preceding paragraph;
provided, however, that if the consideration received is not solely common stock, and the Administrator provides, pursuant to the foregoing paragraph, that holders of Options shall receive common stock of the successor entity or its parent entity upon exercise of the Options, then any shares subject to a right of repurchase shall also be exchanged for common stock of the successor or its parent. If in such exchange the Optionee receives shares of stock of the successor or a parent or subsidiary of such successor entity, and if the successor entity has agreed to assume or substitute for Options as provided in the preceding paragraph, such exchanged shares shall continue to be subject to a right of repurchase as provided in the Optionee's Stock Option Plan stock purchase agreement. If, as provided in the preceding paragraph, the Optionee shall have the right to exercise an Option as to all of the shares of Common Stock covered thereby, all shares that are subject to a right of repurchase of the Company shall be released from such right of repurchase and shall be fully vested.

If upon a Change in Control, the Optionee receives shares of stock of the successor entity or a parent or subsidiary of the successor entity, and such exchanged shares continue to be subject to a Right of Repurchase, and if within six (6) months following such Change in Control an Optionee's status as an employee terminates as a result of an Involuntary


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Termination  other  than  for  Cause,  then  all  Shares  subject  to a Right of
Repurchase shall be released from such Right of Repurchase and shall be fully vested.

                           6.1.3    TIME OF OPTION EXERCISE.  Subject to Section
5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the Option Agreement granting the Option, or (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment or service, or such other date as may be set by the Administrator (in any case, the "VESTING BASE DATE") and specified in the Option Agreement relating to such Option; provided, however, that with respect to Options granted to employees who are not officers or directors, the right to exercise an Option must vest at the rate of at least 20% per year over five years from the date the Option was granted. Options granted to officers, directors or consultants may become fully exercisable, subject to reasonable conditions such as continued employment or service, at any time or during any period established by the Board or the Administrator in accordance with this Plan. In any case, no Option shall be exercisable until a written Option Agreement in form satisfactory to the Company is executed by the Company and the Optionee.

                           6.1.4    OPTION  GRANT  DATE.  Except  in the case of
grants contingent on the beginning of employment or other service, as described in Section 5.4, the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

                           6.1.5    NONASSIGNABILITY OF OPTION RIGHTS. Except as
otherwise determined by the Administrator and expressly set forth in the Option Agreement, no Option granted under this Plan shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, except as otherwise determined by the Administrator and expressly set forth in the Option Agreement, an Option shall be exercisable only by the Optionee. Notwithstanding the foregoing, if permitted in the Option Agreement or otherwise determined by the Administrator, NQOs may be transferred by instrument to an inter vivos or testamentary trust in which the NQOs are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to "Immediate Family Members" (as defined below) of the Optionee. "IMMEDIATE FAMILY" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.


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                           6.1.6    PAYMENT.  Except as provided below,  payment
in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax or accounting consequences, may authorize any one or more of the following additional methods of payment:

                                    (a)      Acceptance of the  Optionee's  full
recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed and in no event more than the maximum interest rate allowed under applicable usury laws), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

                                    (b)      Other  shares of Common  Stock,  or
the designation of other shares of Common Stock, which (A) if required to avoid the Xtrana's incurring adverse accounting charges, in the case of Common Stock acquired upon exercise of an option (whether or not under this Plan) are "mature" shares for purposes of avoiding variable accounting treatment under generally accepted accounting principals (generally, mature shares are those that have been owned by the Optionee for more than six months on the date of surrender), and (B) have a fair market value (determined as set forth in Section 6.1.11) on the date of surrender equal to the exercise price of the Common Stock as to which the Option is being exercised;

                                    (c)      Provided   that  a  public   market
exists for the Common Stock, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") under which the Optionee irrevocably elects to exercise the Option and the NASD Dealer irrevocably commits to forward an amount equal to the Option Price plus any applicable withholding taxes, directly to the Company (a "CASHLESS EXERCISE"); and

                                    (d)      Such   other   form  or  method  of
payment as determined by the Administrator and to the extent permitted by Applicable Law.

                           6.1.7    TERMINATION OF EMPLOYMENT.

                                    (a)      If,  for  any  reason   other  than
death, disability or termination for "cause" (as defined below), an Optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "TERMINATION"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within 60 days of the date of such Termination, or such other period of


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not less than 30 days after the date of such  Termination as is specified in the
Option Agreement (but in no event after the Expiration Date).

                                    (b)      If an Optionee dies while  employed
by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the Optionee, by the Optionee's personal representative, or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death of the Optionee, or such other period of not less than six months from the date of Termination as is specified in the Option Agreement (but in no event after the Expiration Date).

                                    (c)      If  an   Optionee   ceases   to  be
employed by the Company or an Affiliate as a result of his or her disability, the Optionee may, but only within six months after the date of Termination (and in no event after the Expiration Date), exercise the Option to the extent otherwise entitled to exercise it at the date of Termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an ISO such ISO shall automatically convert to an NQO on the day three months and one day following such Termination.

                                    (d)      If an  Optionee is  terminated  for
"CAUSE" all Options then held by such Optionee shall terminate and no longer be exercisable as of the date of Termination. For purposes of this Section 6.1.7, "CAUSE" shall mean Termination (i) by reason of Optionee's commission of a felony, misdemeanor or other illegal conduct involving dishonesty, fraud or other matters of moral turpitude, (ii) by reason of Optionee's dishonesty towards, fraud upon, or deliberate injury or attempted injury to the Company or any of its Affiliates, or (iii) by reason of Optionee's willfully engaging in misconduct which is materially and demonstrably injurious to the Company or any of its Affiliates.

                                    (e)      To the extent that the Optionee was
not entitled to exercise the Option at the date of Termination or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

                                    (f)      For purposes of this Section 6.1.7,
"EMPLOYMENT" includes service as an employee, a director or a consultant. For purposes of this Section 6.1.7, an Optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed three months or, if longer, if the Optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence;


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provided, however, that in the absence of such determination, vesting of Options shall be tolled during any leave that is not a leave required to be provided to the Optionee under Applicable Law. In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Optionee's returning from military leave (under conditions that would entitle him or her to
protection  upon  such  return  under  the  Uniform   Services   Employment  and
Reemployment Rights Act), Optionee shall be given vesting credit with respect to Options to the same extent as would have applied had the Optionee continued to provide services to the Company or Affiliate throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

                           6.1.8    REPURCHASE OF STOCK.

                                    (a)      At the option of the Administrator,
the stock to be delivered pursuant to the exercise of any Option granted to an employee, director or consultant under this Plan may be subject to a right of repurchase in favor of the Company with respect to any employee, or director or consultant whose employment, or director or consulting relationship with the Company is terminated. With respect to shares issued to employees who are not officers or directors, such right of repurchase shall be exercisable on the following terms, as the Administrator may determine in the grant of the Option:

                                             (i)         at the Option  exercise
price and (i) shall lapse at the rate of at least 20% per year over five years from the date the Option is granted (without regard to the date it was exercised or becomes exercisable), and must be exercised for cash or cancellation of purchase money indebtedness within three months of such termination and (ii) if the right is assignable by the Company, the assignee must pay the Company upon assignment of the right (unless the assignee is a 100% owned subsidiary of the Company or is an Affiliate) cash equal to the difference between the Option exercise price and the value (determined as set forth in Section 6.1.11) of the stock to be purchased if the Option exercise price is less than such value; and/or

                                             (ii)        at  the  higher  of the
Option exercise price or the value (determined as set forth in Section 6.1.11) of the stock being purchased on the date of termination, and must be exercised for cash or cancellation of purchase money indebtedness within three months of termination of employment (or in the case of securities issued upon exercise of options after the date of termination, within three months after the date of exercise), and such right shall terminate when the Company's securities become publicly traded.

                                    (b)      Any  shares  which are issued to an
officer, director or consultant of the Company or an affiliate of the Company may be subject to a right of repurchase on the terms set forth above, or on any other terms determined by the


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Administrator, including terms containing additional or greater restrictions, in the absolute discretion of the Administrator.

                                    (c)      Determination   of  the  number  of
shares subject to any such right of repurchase shall be made as of the date the employee's employment by, director's director relationship with, or consultant's consulting relationship with, the Company terminates, not as of the date that any Option granted to such employee, director or consultant is thereafter exercised.

                           6.1.9    WITHHOLDING  AND  EMPLOYMENT  TAXES.  At the
time of exercise of an Option or at such other time or times as the amount of such obligations becomes determinable (the "TAX DATE"), the Optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes due by reason of the exercise of an Option, the disposition of Common Stock acquired through exercise of an Option, or the lapse of rights to repurchase Common Stock. The Administrator may, in its absolute discretion after considering any tax or accounting consequences, permit an Optionee to (i) deliver a full recourse promissory note on such terms as the Administrator deems appropriate, (ii) tender to the Company previously owned shares of Stock or other securities of the Company, or (iii) have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company to pay some or all of the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option, the disposition of Common Stock acquired through exercise of an Option, or the lapse of rights to repurchase Common Stock, subject to the following limitations. Any securities tendered or withheld in accordance with this Section 6.1.9 shall be valued by the Company as of the Tax Date.

                           6.1.10   OTHER PROVISIONS.  Each Option granted under
this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

                           6.1.11   DETERMINATION  OF VALUE. For purposes of the
Plan, the value of Common Stock or other securities of Xtrana shall be determined as follows:

                                    (a)      If the stock of Xtranais  listed on
any established stock exchange or a national market system, including without limitation the Nasdaq Stock Market, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the WALL STREET JOURNAL or similar publication.


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


                                    (b)      If the stock of Xtrana is regularly
quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

                                    (c)      In the  absence  of an  established
market for the stock of Xtrana, the fair market value thereof shall be determined in good faith by the Administrator, by consideration of such factors as the Administrator in its discretion deems appropriate among the recent issue price of other securities of Xtrana, Xtrana's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of Xtrana, the economic outlook in Xtrana's industry, Xtrana's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

                           6.1.12   OPTION TERM.  Subject to Section  6.3.5,  no
Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the Option Agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "EXPIRATION DATE").

                           6.1.13   EXERCISE  PRICE.  The exercise  price of any
Option granted to any person who owns, directly or by attribution under Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "TEN PERCENT STOCKHOLDER") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

                  6.2      EXERCISE  PRICE  OF  NQOS.  Except  as set  forth  in
Section 6.1.13, the exercise price of any NQO granted under this Plan shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.11) of the stock subject to the Option on the date of grant.

                  6.3 TERMS AND CONDITIONS TO WHICH ONLY ISOS ARE SUBJECT. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

                           6.3.1    EXERCISE  PRICE.  Except  as  set  forth  in
Section 6.1.13, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted or deemed granted under Section 6.3.3.


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


                           6.3.2    DISQUALIFYING    DISPOSITIONS.    If   stock
acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

                           6.3.3    GRANT   DATE.   If  an  ISO  is  granted  in
anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

                           6.3.4    VESTING. Notwithstanding any other provision
of this Plan, ISOs granted under all incentive stock option plans of the Company and its subsidiaries may not "vest" for more than $100,000 in fair market value of stock (measured on the grant dates(s)) in any calendar year. For purposes of the preceding sentence, an option "vests" when it first becomes exercisable. If, by their terms, such ISOs taken together would vest to a greater extent in a calendar year, and unless otherwise provided by the Administrator, the vesting limitation described above shall be applied by deferring the exercisability of those ISOs or portions of ISOs which have the highest per share exercise prices; but in no event shall more than $100,000 in fair market value of stock (measured on the grant date(s)) vest in any calendar year. The ISOs or portions of ISOs whose exercisability is so deferred shall become exercisable on the first day of the first subsequent calendar year during which they may be exercised, as determined by applying these same principles and all other provisions of this Plan including those relating to the expiration and termination of ISOs. In no event, however, will the operation of this Section 6.3.4 cause an ISO to vest before its terms or, having vested, cease to be vested.

                           6.3.5    TERM. Notwithstanding Section 6.1.12, no ISO
granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

         7.       MANNER OF EXERCISE

                  7.1 WRITTEN NOTICE; PAYMENT. An Optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in
Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

                  7.2 DELIVERY OF STOCK. Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or stock transfer taxes to


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


the Optionee or other person entitled to exercise the Option, deliver to the Optionee or such other person a certificate or certificates for the requisite number of shares of stock or register such Optionee as a stockholder by book entry. An Optionee or permitted transferee of an Optionee shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

         8.       EMPLOYMENT OR CONSULTING RELATIONSHIP

                  Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any Optionee's employment or consulting relationship at any time, nor confer upon any Optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates, nor interfere in any way with provisions in the Company's charter documents or applicable law relating to the election, appointment, terms of office, and removal of members of the Board.

         9.       FINANCIAL INFORMATION

                  The Company shall  provide to each Optionee  during the period such Optionee  holds an outstanding  Option,  and to each holder of Common Stock acquired upon exercise of Options granted under the Plan for so long as such person is a holder of such Common Stock, annual financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall include, at a minimum, a balance sheet and an income statement, and shall be delivered as soon as practicable following the end of the Company's fiscal year. The provisions of this Section 9 shall not apply with respect to Optionees who are key employees of the Company whose duties in connection with the Company assures them access to information equivalent to the information provided in the financial statements.

         10.      CONDITIONS UPON ISSUANCE OF SHARES

                  Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of Applicable Law, including, without limitation, the Securities Act of 1933, as amended (the "SECURITIES ACT"). The inability of Xtrana or the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Xtrana's or the Company's counsel to be necessary to the lawful grant of Options and issuance and sale of any Common Stock hereunder, shall relieve Xtrana and the Company of any liability in respect of the failure to grant such Options or issue or sell such Common Stock as to which such requisite authority shall not have been obtained.


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


         11.      NONEXCLUSIVITY OF THE PLAN

                  The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

         12.      AMENDMENTS TO PLAN

                  The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an Optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) shareholder approval is required to preserve option grants as "qualified performance-based compensation" under Section 162(m) of the Code.

         13.      EFFECTIVE DATE OF PLAN

                  This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders' meeting, is obtained within 12 months after adoption by the Board. If such stockholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such 12-month period. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.


Plan adopted by the Board of Directors on:  December 21, 1999.
Plan approved by Stockholders on:           December 21, 1999.

Plan amended to increase the number of shares available for issuance under the Plan to 3,800,000 shares approved by the Board of Directors and by the Shareholders on April 24, 2001. Plan amended by the Board of Directors on October 3, 2005 in connection with acquisition of the Company by Xtrana.


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